EXHIBIT 99(c)

Contents

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Financial Information

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Financial Condition as of September 30, 2004

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for the Nine Months Ended September 30, 2004

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2003

Notes to the Unaudited Pro Forma Combined Condensed Financial Information

Access Anytime Bancorp, Inc.

Unaudited Pro Forma Combined Condensed Financial Information

On November 1, 2004 Access Anytime Bancorp, Inc. (the “Company” or “AABC”) completed the purchase of certain assets and the assumption of certain deposits and other liabilities of the Matrix Capital Bank branch (the “Branch”) located in Sun City, Arizona.  Matrix Capital Bank is a wholly owned subsidiary of Matrix Bancorp, Inc.  The Branch is operated by AccessBank (the “Bank”), which is a wholly owned subsidiary of the Company.

Pursuant to the transaction, the Bank assumed approximately $103.6 million in deposits.  The Bank acquired approximately $2.0 million in real estate, one mortgage loan, furniture, fixtures and equipment; and the cash on hand at the Branch.  The acquired assets have been used in the banking business by Matrix Capital Bank and will continue to be used in the banking business under the name AccessBank.

In consideration of the assumption by the Bank of deposits and other liabilities, Matrix Capital Bank made a cash transfer of approximately $98.1 million, representing the total amount of deposits assumed by the Bank, net of the amounts payable by the Bank to Matrix Capital Bank at closing.  The amounts payable by the Bank to Matrix Capital Bank at closing represented:  (i) the purchase price of the furniture, fixtures and equipment, (ii) the unpaid balance of the transferred loan, (iii) the value of the vault cash at the Branch, (iv) the purchase price of the real estate, and (v) a net purchase premium of $3.4 million.

The following unaudited pro forma combined condensed financial information and explanatory notes are presented to show the impact of the acquisition of the Branch with and into the Bank on the Company’s historical financial position and results of operations.  The acquisition is reflected in the pro forma financial information using the purchase method of accounting.  The unaudited pro forma combined condensed financial information and explanatory notes also show the impact on the combined condensed statements of operations of the May 1, 2004 completion of the purchase of certain assets and the assumption of certain deposits and other liabilities of two Matrix Capital Bank branches in Las Cruces, New Mexico (“Las Cruces Branches”), as reported on the Company’s Form 8-K and Form 8-K/A, filed on May 14, 2004 and July 13, 2004, respectively.

The unaudited pro forma combined condensed statement of condition reflects the historical financial position of the Company, which includes the Las Cruces Branches, and the historical financial position of the Branch at September 30, 2004.  The pro forma adjustments include purchase accounting adjustments as well as adjustments to reflect the change in account balances between September 30, 2004 and the acquisition date.  The unaudited pro forma combined condensed statements of operations assume that the acquisitions of the Las Cruces Branches and the Branch were consummated on January 1 of the earliest indicated period.  As such, the unaudited pro forma combined condensed statements of operations for the nine months ended September 30, 2004 include historical results of operations for the Las Cruces Branches for the period from January 1, 2004 to April 30, 2004, and for the Branch from January 1, 2004 to September 30, 2004.  The unaudited pro forma combined condensed statements of operations for the year ended December 31, 2003 include twelve months of historical results for the Las Cruces Branches and the Branch.  The pro forma adjustments are based on information available and certain assumptions that we believe are reasonable.

The following information should be read in conjunction with the consolidated financial statements as reflected in the Company’s September 30, 2004 Form 10-QSB and 2003 Form 10-KSB filed with the Securities and Exchange Commission and the financial statements and accompanying notes of the Branch as filed as Exhibit 99(b) on this Form 8-K/A.

The unaudited pro forma condensed financial information is intended for informational purposes and is not necessarily indicative of the future financial position or future operating results of the combined Company and acquired branches or of the financial position or operating results that would have actually occurred had the acquisitions been in effect as of the date or for the periods presented.

ACCESS ANYTIME BANCORP, INC. AND SUBSIDIARY

Unaudited Pro Forma Combined Condensed Statement of Financial Condition

	September 30, 2004
	AABC Historical	Sun City Branch Historical	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Cash and cash equivalents	$8,725,015	$1,096,222	$97,015,491	(b)	$106,836,728
Certificates of deposit	3,774,000	—	—		3,774,000
Securities available for sale	8,917,383	—	—		8,917,383
Securities held to maturity	46,468,762	—	—		46,468,762
Loans held-for-sale	3,704,981	—	—		3,704,981
Loans receivable, net of allowance for loan losses	196,010,226	1,834	(399	)(b)	196,011,661
Interest receivable, loans	781,123	6	3	(b)	781,132
Interest receivable, securities	315,309	—	—		315,309
Real estate owned	289,126	—	—		289,126
Federal Home Loan Bank stock	1,565,400	—	—		1,565,400
Premises and equipment, net	6,316,706	444,735	1,574,698	(b)	8,336,139
Goodwill, net	4,855,069	—	4,282,330	(b)	9,137,399
Unidentifiable intangible asset, net	1,859,739	—	272,000	(b)	2,131,739
Deferred tax asset	168,018	—	—		168,018
Other assets	831,480	1,646	(1,646	)(b)	831,480

Total assets	$284,582,337	$1,544,443	$103,142,477	(b)	$389,269,257

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Deposits	$229,671,423	$104,579,073	$103,359	(b)	$334,353,855
Federal Home Loan Bank advances	25,572,116	—	—		25,572,116
Accrued interest and other liabilities	1,407,597	158,563	(154,075	)(b)	1,412,085
Advanced payments by borrowers for taxes and insurance	411,284	—	—		411,284
Trust Preferred Securities – notes payable	8,000,000	—	—		8,000,000
Total liabilities	265,062,420	104,737,636	(50,716	)(b)	369,749,340

Commitments and contingencies

Stockholders’ equity:
Common stock, $.01 par value	17,521	—	—		17,521
Capital in excess of par value	14,938,104	—	—		14,938,104
Retained earnings	6,720,392	—	—		6,720,392
Accumulated other comprehensive income, net	28,192	—	—		28,192
	21,704,209	—	—		21,704,209
Unallocated Employee Stock Ownership Plan shares	(596,960)	—	—		(596,960)
Treasury stock, at cost	(1,587,332)	—	—		(1,587,332)
Total stockholders’ equity	19,519,917	—	—		19,519,917
Total liabilities and stockholders’ equity	$284,582,337	$104,737,636	$(50,716	)(b)	$389,269,257

Difference between assets and liabilities	$—	$103,193,193	$(103,193,193	)(b)	$—

See accompanying notes to the unaudited pro forma combined condensed financial information.

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Unaudited Pro Forma Combined Condensed Statement of Operations

	For the Nine Months Ended September 30, 2004
	AABC Historical	Sun City Branch Historical	Las Cruces Branches Historical	Pro Forma Adjustments		Pro Forma Combined
Interest Income:
Loans receivable	$8,697,740	$4,088	$550,775	$(24,748	)(c)	$9,227,855
Investment securities	468,811	—	—	—		468,811
Mortgage-backed securities	564,358	—	—	—		564,358
Other interest income	133,629	—	—	—		133,629
Total interest income	9,864,538	4,088	550,775	(24,748)		10,394,653

Interest Expense:
Deposits	2,469,095	2,387,116	529,412	(556,367	)(c)	4,829,256
Federal Home Loan Bank advances	341,457	—	—	—		341,457
Other borrowings	496,371	—	—	—		496,371
Total interest expense	3,306,923	2,387,116	529,412	(556,367	)(c)	5,667,084

Net interest income (expense) before provision (credit) for loan losses	6,557,615	(2,383,028)	21,363	531,619		4,727,569
Provision (credit) for loan losses	568,000	—	(98,671)	—		469,329
Net interest income (expense) after provision (credit) for loan losses	5,989,615	(2,383,028)	120,034	531,619		4,258,240

Noninterest income:
Loan servicing and other fees	443,151	—	8,239	—		451,390
Office building operations	—	—	61,160	—		61,160
Gains on sales of loans	771,382	—	6,486	—		777,868
Other income	1,034,174	3,143	34,829	—		1,072,146
Total noninterest income	2,248,707	3,143	110,714	—		2,362,564

Noninterest expense:
Salaries and employee benefits	3,429,886	186,529	278,542	—		3,894,957
Occupancy expense	887,973	75,132	133,665	—		1,096,770
Deposit insurance premium	56,198	—	—	53,711	(c)	109,909
Advertising	117,313	9,675	67,729	—		194,717
Professional fees	455,850	—	10,913	—		466,763
Other expenses	1,689,593	48,816	106,396	51,000	(c)	1,895,805
Total noninterest expense	6,636,813	320,152	597,245	104,711	(c)	7,658,921

Income (loss) before income taxes	1,601,509	(2,700,037)	(366,497)	426,908		(1,038,117)

Income tax expense (benefit)	712,412	—	—	(1,174,106	)(c)	(461,694)

Net income (loss)	$889,097	$(2,700,037)	$(366,497)	$1,601,014	(c)	$(576,423)

Earnings (loss) per common share-basic	$0.71					$(0.46)
Earnings (loss) per common share-diluted	$0.63					$(0.46)

See accompanying notes to the unaudited pro forma combined condensed financial information.

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Unaudited Pro Forma Combined Condensed Statement of Operations

	For the Year Ended December 31, 2003
	AABC Historical	Sun City Branch Historical	Las Cruces Branches Historical	Pro Forma Adjustments		Pro Forma Combined
Interest Income:
Loans receivable	$10,675,387	$1,773	$2,612,247	$(74,245	)(c)	$13,215,162
Equity securities	188,269	—	—	—		188,269
Mortgage-backed securities	253,295	—	—	—		253,295
Other interest income	299,548	—	—	—		299,548
Total interest income	11,416,499	1,773	2,612,247	(74,245	)(c)	13,956,274

Interest Expense:
Deposits	3,298,076	3,631,254	1,864,997	(1,097,446	)(c)	7,696,881
Federal Home Loan Bank advances	427,809	—	—	—		427,809
Other borrowings	652,871	—	—	—		652,871
Total interest expense	4,378,756	3,631,254	1,864,997	(1,097,446	)(c)	8,777,561

Net interest income (expense) before provision for loan losses	7,037,743	(3,629,481)	747,250	1,023,201	(c)	5,178,713
Provision for loan losses	781,000	—	51,555	—		832,555
Net interest income (expense) after provision for loan losses	6,256,743	(3,629,481)	695,695	1,023,201	(c)	4,346,158

Noninterest income:
Loan servicing and other fees	744,588	—	74,983	—		819,571
Office building operations	—	—	281,617	—		281,617
Net realized gains on sales of available for sale securities	10,747	—	—	—		10,747
Gains on sales of loans	1,922,516	—	277,574	—		2,200,090
Other income	1,056,598	12,538	113,428	—		1,182,564
Total noninterest income	3,734,449	12,538	747,602	—		4,494,589

Noninterest expense:
Salaries and employee benefits	4,521,114	253,518	1,041,201	—		5,815,833
Occupancy expense	874,597	99,259	417,563	—		1,391,419
Deposit insurance premium	78,864	—	—	72,680	(c)	151,544
Advertising	108,831	11,936	240,093	—		360,860
Professional fees	677,590	—	27,267	—		704,857
Other expenses	1,966,011	65,048	252,338	68,000	(c)	2,351,397
Total noninterest expense	8,227,007	429,761	1,978,462	140,680	(c)	10,775,910

Income (loss) before income taxes	1,764,185	(4,046,704)	(535,165)	882,521	(c)	(1,935,163)
Income tax expense (benefit)	480,249	—	—	(1,006,963	)(c)	(526,714)

Net income (loss)	$1,283,936	$(4,046,704)	$(535,165)	$1,889,484	(c)	$(1,408,449)
Earnings (loss) per common share-basic	$1.03					$(1.12)
Earnings (loss) per common share-diluted	$0.94					$(1.12)

See accompanying notes to the unaudited pro forma combined condensed financial information.

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Notes to the Unaudited Pro Forma Combined Condensed Financial Information

NOTE 1                 BASIS OF PRESENTATION

The acquisition has been accounted for using the purchase method of accounting, and accordingly, the assets and liabilities of the Branch have been recorded at their respective fair values on the date of the acquisition.

The pro forma financial information includes estimated adjustments to record certain assets and liabilities of the Branch at their respective fair values.  The actual adjustments may be materially different from the unaudited pro forma adjustments presented herein.

The final allocation of the purchase price will be determined after completion of thorough analyses to determine the fair value of the Branch’s tangible and identifiable intangible assets and liabilities as of November 1, 2004.  Any change in the fair value of the Branch’s net assets will change the amount of the purchase price allocable to goodwill.

Certain acquisition-related adjustments are not included in the pro forma statements of operations since they will be recorded in the combined results of operations after completion of the acquisition and are not indicative of what the historical results of the combined companies would have been had the companies been actually combined during the periods presented.

The pro forma combined condensed statements of operations do not include pro forma adjustments related to potential earnings from the potential investment of the $98.1 million of net cash received from Matrix Capital Bank at the close of the acquisition.

NOTE 2                 PURCHASE PRICE ALLOCATION AND PRO FORMA ADJUSTMENTS

(a)           The computation of the purchase price, the allocation of the purchase price to the net assets of the Branch based on estimated fair values, and the resulting goodwill are presented below.

Liabilities assumed:
Deposits	$103,554,411
Other liabilities	4,488	103,558,899
Less assets acquired:
Cash and cash equivalents	98,174,493
Loans receivable	1,435
Premises and equipment	2,019,433
Other assets	9	(100,195,370)
Net purchase premium		3,363,529
Fair market value adjustment-fixed maturity deposits		1,128,021
Acquisition costs-professional fees paid		62,780
Excess purchase premium over carrying value of net assets		4,554,330
Less: core deposit intangible		(272,000)
Goodwill		$4,282,330

(b) The pro forma adjustments related to the unaudited pro forma combined condensed statement of financial condition at September 30, 2004 are presented below.

Cash and cash equivalents:
Cash transfer from Matrix Capital Bank	$98,073,868
Change in vault cash balance between September 30, 2004 and acquisition date	(995,597)
Professional fees paid	(62,780)
97,015,491
Loans receivable, net and accrued interest receivable
Change in account balance between September 30, 2004 and acquisition date	(396)
Premises and equipment, net – fair value adjustment	1,574,698
Goodwill	4,282,330
Core deposit intangible	272,000
Other assets – Change in account balance between September 30, 2004 and acquisition date	(1,646)
Asset adjustments	103,142,477

Deposits:
Fair market value adjustment-fixed maturity deposits	1,128,021
Change in account balance between September 30, 2004 and acquisition date	(1,024,662)
103,359
Accrued interest and other liabilities:
Change in account balance between September 30, 2004 and acquisition date	(154,075)
Liability adjustments	(50,716)
Difference between assets and liabilities	$(103,193,193)

(c) The pro forma adjustments related to the pro forma combined condensed statements of operations for the nine months ended September 30, 2004 and for the year ended December 31, 2003 are presented below.

	Nine months ended September 30, 2004	Year ended December 31, 2003

INTEREST INCOME:
Amortization of the loan FMV adjustment:
Las Cruces	$(24,748)	$(74,245)
Decrease to interest income	(24,748)	(74,245)

INTEREST EXPENSE:
Amortization of fixed maturity deposits fair market value adjustment:
Las Cruces	(105,158)	(420,633)
Sun City	(451,209)	(676,813)
Decrease to interest expense	(556,367)	(1,097,446)

NONINTEREST EXPENSE:
Deposit insurance premium:
Las Cruces	22,995	30,102
Sun City	30,716	42,578
Amortization of core deposit intangible:
Las Cruces	30,600	40,800
Sun City	20,400	27,200
Increase to noninterest expense	104,711	140,680

INCOME TAX EXPENSE:
Decrease to income tax expense	(1,174,106)	(1,006,963)

Decrease in net loss	$1,601,014	$1,889,484

(d)      The basic and diluted average common shares outstanding for the nine months ended September 30, 2004 and the year ended December 31, 2003, are presented below:

	September 30, 2004	December 31, 2003
Historical:
Weighted average common shares-basic	1,259,644	1,252,124
Plus: effect of dilutive securities	146,941	111,511
Weighted average common shares-diluted	1,406,585	1,363,635
Pro Forma:
Weighted average common shares-basic	1,259,644	1,252,124
Plus: effect of dilutive securites	—	—
Weighted average common shares-diluted	1,259,644	1,252,124

NOTE 3                 INCOME TAXES

Matrix Capital Bank included the operations of the Las Cruces Branches and the Sun City Branch (“the Branches”) in its financial statements.  Since the operations of the Branches constituted a portion of Matrix Capital Bank’s financial statements, no separate tax calculation was done for the Branches under SFAS 109.  The Branches will not be able to benefit from net losses since separate tax returns for the Branches are not filed.  Therefore, any deferred taxes generated by net losses of the Branches would be offset entirely by a valuation allowance.  As a result, in reporting the operations of the Branches, no income taxes have been reflected for the year ended December 31, 2003 and for the nine months ended September 30, 2004.

Access Anytime Bancorp, Inc. and Subsidiaries and Matrix Capital Bank both report income taxes in accordance with SFAS 109. Based upon each respective Company’s historical taxable transactions, the timing of the reversal of existing temporary differences, and the evaluation of tax planning strategies, each respective Company has calculated its period’s income tax expense. Furthermore, in assessing the realizability of a deferred tax asset, each respective Company’s management has considered its respective projected taxable income and tax planning strategies. Since both AABC and Matrix Capital Bank each have distinctly different historical taxable transactions, the reversal of existing temporary differences, tax planning strategies, and the timing of recognition of deferred tax assets under SFAS 109, we used AABC’s “effective tax rate” for both the year ended December 31, 2003 and the nine months September 30, 2004, respectively, in calculating the income tax benefit in the unaudited pro forma combined condensed statements of operations.